BORROWINGS	6 Months Ended
Jun. 30, 2024
BORROWINGS [Abstract]
BORROWINGS
18.   BORROWINGS

Borrowings consist of the following:

In thousands of USD	At June 30, 2024	At December 31, 2023
Convertible debt (1)	22,735	22,618
Senior secured notes (2)	15,093	-
Total	37,828	22,618

(1)
The Group issued a US$30.0 million promissory note on July 23, 2021. The promissory note is non-secured, bears an annual interest rate of 8%, matures on July 23, 2023 and provides the holder an option to convert all or any portion of the note into the ordinary shares of Bitdeer at US$0.0632 per share at any time from the issuance of the note to the second anniversary of the date of issuance. Approximately US$683,000 was recognized as an equity component. In July 2023, the Group repaid US$7.0 million in principal and amended the promissory note to extend the maturity of the promissory note to July 21, 2025. In addition, to reflect the reverse recapitalization effectuated in April 2023 as disclosed in Note 6(a), the shares the promissory note is convertible into was changed from the ordinary shares of Bitdeer to the Class A ordinary shares of the Group, and the per-share conversion price was adjusted to US$7.3660 from US$0.0632. The extension of the maturity date is accounted for as a debt modification, and a gain from modification of approximately US$481,000 was recognized in earnings. The unamortized discount as of June 30, 2024 and December 31, 2023 was approximately US$265,000 and US$382,000, respectively.

(2)	The senior secured notes were part of purchase consideration paid for the Norway Acquisition disclosed in Note 6(b). The unamortized premium as of June 30, 2024, was approximately US$93,000.